Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

Loan Contract

Contract No.: SYXJKG20160925-001

Signing Date: September 25, 2016

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

Contents

Article 1 Definition and Explanation

Article 2 Loan

Article 3 Preconditions of Drawing

Article 4 Drawing

Article 5 Interest Rate, Interest and Expenses

Article 6 Repayment

Article 7 Prepayment

Article 8 Statement and Guarantee

Article 9 Commitment

Article 10 Breach and Remedy for Breach

Article 11 Execution, Change and Dissolution

Article 12 Dispute Resolution

Article 13 Miscellaneous

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

Reminder: this is a uniform contract prepared by Party A. Before signing on this contract, Party B please read all the terms herein carefully and ask Party A about any questions or concerns about this contact in a timely manner. Party A shall promptly respond to Party B’s questions or concerns. As long as this contact is executed, all the terms herein shall be considered as being agreed upon by all parties, who will also be considered to fully understand the legal effect of the rights and/or obligations and any exemption herein.

Lender: Sheng Yingxin (Beijing) Management Consulting Co., Ltd. (hereinafter referred to as “Party A”)

Office Site: Unit 13-14, Room 1-1501, 1# Building, No. 1 East Third Ring Middle Road, Chaoyang District, Beijing

Legal Representative (or Person in Charge): Lin Jianxin

Borrower: Cai Longge (hereinafter referred to as “Party B”)

ID: 3505581198411203

Address: No.1 Donghua First Section, Lingxiu County, Shishi City, Fujian Province

Guarantor: Jiang Xi Hua Tai Industry and Trade Co., Ltd. (hereinafter referred to as “Party C”)

Office Site: Wen Zhen New Industrial Zone, Jinxian County, Nanchang City, Jiangxi Province

Based on Party B’s application, Party A agrees to make loans to Party B in accordance with this contract. Both parties hereby agree to enter into this contract in compliance with the laws and regulations and based on the principle of equality and consensus. The terms “applying loans” and “borrowing money” have the meaning in this contract.

Article 1 Definition and Explanation

1.1 In this contract, the connotations of the following terms are as below:

A. Interest payment date: Party B pays interests in corresponding interest period to Party A within the interest period.

B. Interest period: the period from the drawing date to any time within the maturity date when Party B repays account receivable at lump sum or by installment, and pays interests of account receivable. Where the interest repayment date is not banking day, it will be postponed to the next banking day.

C. Execution date of contract: September 25, 2016

D. Drawing day: the date when the borrower actually draws loan under this contract.

E. Expiry date of contract: Sep. 24, 2017

F. Banking day: the business day of banks in the People’s Republic of China (excluding Saturday or Sunday).

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

1.2 Explanations

A. The contents and titles in this contract are only for the convenience of reference, and do not affect explanation of any clause in this contract.

B. “Change” contains modification, supplementation, replacement and updating.

C. Where the drawing, repaying and interest payment day is not on banking days, it will be postponed to the next banking day.

D. Any contracting party of this contract contains its inheritor and transferee.

Article 2 Loan

2.1 The loan amount under this contract shall be RMB 20,000,000 Yuan (In Words: RMB Twenty Million Yuan Only). The loan is a fixed-term loan, and will be used by Party B for his company’s daily operation.

2.2 The loan term under this Contract shall be 365 days from the actual drawing date.

Article 3 Preconditions of Drawing

3.1 The following preconditions must be satisfied before Party B draws the loan. Otherwise, Party A has no obligation to issue any sum to Party B.

A. This contract has been signed officially;

B. Party B commits no default agreed in or with regard to this contract;

C. Other preconditions for drawing proposed by Party A have been satisfied; and

D. This sum of loan has finally passed internal review procedure through various investigations and reviews carried out by Party A.

Article 4 Drawing

4.1 Party B will draw the full amount of loan under this contract at lump sum or by several times after this contract takes effect.

4.2 After drawing procedures are handled by Party B, Party A shall transfer the loan sum to designated account of Party B in accordance with the drawing date confirmed in this contract and corresponding application. The specific information is as follows:

Opening Bank: Beijing Bank Shijicheng Branch

Account Name: Jiang Xi Hua Tai Industry and Trade Co., Ltd.

Account No.: 2000 0032 3384 0001 1767 728

Article 5 Interest Rate, Interest and Expenses

5.1 The interest rate of loan under this contract shall be confirmed according to the following A method:

A. Fixed loan interest rate with annual rate of 14%;

B. Fixed loan interest rate with annual rate of 16%;

C. Fixed loan interest rate with annual rate of 18%;

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

5.2 The interest of loan under this contract shall be settled according to interest period. Party B must guarantee to transfer the interests of corresponding interest period to and arrive the designated account of Party A on interest date. The specific information is as follows:

Opening Bank: Agricultrual Bank of China Beijing Shijingshan Sub-branch

Account Name: Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

Account No.: 11-032201040007599

The calculation method of interests shall be: principal × loan interest rate × days of every interest period / 360.

5.3 Party B shall pay interests of the interest period to Party A on every interest payment day. At maturity, the principal and interests of the loan shall be fully paid.

5.4 Expenses with regard to this contract generated by requirements of laws and regulations shall be undertaken by Party B.

Article 6 Repayment

6.1 Party B selects to repay the principal of loan under this contract according to the following B method:

A. Repay at lump sum on the expiry date of the contract;

B. Repay at lump sum or by several times in any time within the expiry date of the contract;

6.2 Party B shall transfer full amount of interests payable and principal in current perm to the account designated by Party A, and guarantee the amount arrives on the repayment day and interest payment day.

6.3 Where the amount transferred by Party B to designated account of Party A is insufficient to pay the due account payable under this contract, Party A has the right to claim for unpaid amount from Party B.

Article 7 Prepayment

7.1 After the loan is issued, Party B can repay full amount or part of principal and interests of loan in advance. The prepaid principal shall be no smaller than RMB 5 Million, and Party B shall notify Party A ten (10) banking days prior to the date of prepayment.

7.2 For prepayment, Party B shall pay off the due interests of account payable simultaneously as of the prepayment date.

Article 8 Statement and Guarantee

8.1 Party C shall make the following statements and guarantee to Party B:

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

8.2 When the loan becomes due, if Party B cannot make repayment on a timely basis, or fails to repay the principal and interest in accordance with this contract, and after Party A sends out repayment notice and Party B fails to make the repayment or enter into a repayment plan with Party A Party A shall have the right to take actions against Party C’s equity to collect the loan, interest (including the overdue interest and penalty interest) and the penalty. Party B shall be responsible for any tax incurred during this collecting process. Party B shall be responsible for any Party A’s actual loss if such disposal is insufficient to cover the loan, interest (including the overdue interest and penalty interest) and the penalty.

Article 9 Commitment

9.1 Party B shall make the following commitments to Party A before obligations under this contract are completely performed:

A. Party B has full capacity for civil rights and capacity for civil conduct to enter into this contract.

B. Party B maintains good personal credit condition and has no significant negative credit record.

C. Party B guarantees that the use of the loan under this contract is in accordance with the provisions of national laws and regulations and uses the loan under this contract is strictly in accordance with the purposes agreed in this contract, and do not arbitrarily change the borrowing or use the loan for other purposes( for the borrowings under this contract paid by Party A, or unauthorized withdrawing or authorizing the transaction object to transfer all or part of the loan to Party B’s other accounts or third party accounts that are not related to the transaction, are considered as Party B’s misappropriation under this contract for other purposes);

D. Party B shall guarantee that there is no fictitious transaction, the transaction and the transaction object Party B provided are real, and for the documents provided by Party B, the information is true, completed, legal and effective.;

E. Party B shall guarantee not to conduct any activities in violation of national laws and regulations in respect of the property acquired through the borrowing of this contract.;

F. Party B shall not refuse to perform its repayment obligations on the ground of any dispute with any third party.;

G. Party B shall at any time, in accordance with the requirements of Party A, to assist to check Party B’s use of the loan under the contract and Party A’s creditability;

H. Party B shall ensure that the personal information provided to Party A in accordance with the requirements of Party A such as personal occupation, health, marital status, income, expenses, liabilities, guarantees and economic disputes with others, loan method, repayment ability, guarantee the hospital, the guarantee ability or the arrival of the quality of the material and the liquidity of the loan information is true, complete, legal and effective.

I. Party B shall ensure that the third party is aware of or agrees to this contract if Party B does require any third party to bear the common repayment obligation or Party B to perform the repayment obligation.

J. Party B guarantees that if the borrower’s properties under this contract are mortgaged, Party B shall not mortgage or transfer the mortgaged property to other third parties other than Party A without Party A’s consent, before Party B fails to perform the loan settlement obligation in full accordance with this contract.

K. Party B ensures that after the signing of this contract, if Party A did not grant the loan because Party B does not meet the provisions of the borrowing conditions, Party B shall have no objections.

9.2 Party A shall make the following commitments to Party B for signing and fulfilling this contract:

A. Party A undertakes to have full authority to enter into this Contract;

B. Party B shall keep confidential the unclosed information in relevant documents, financial statements and other relevant data submitted by Party B when performing obligations under this Contract, unless otherwise regulated by laws and regulations.

C. Party A shall ensure that Party B shall be notified in time when the loan cannot be granted in accordance with the payment method stipulated in this contract.

Article 10 Breach and Related Responsibilities

10.1 Party B shall perform the obligations stipulated in this contract, and if Party B fails to perform or fails to completely perform the obligations stipulated in this contract, it shall constitute a breach of contract. Unless otherwise agreed in this contract, Party B shall pay Party A a penalty at 5% of the amount of the loan , and if penalty is not enough to cover for the loss of Party A, Party B shall compensate Party A for the actual loss suffered.

10.2 If Party B provides Party A with false information, fictitious transactions, trading objects, forgery, fabricating transaction documents and paying vouchers, Party B shall pay Party A a penalty for damages in accordance with 10% of the amount borrowed in this contract. If the liquidated damages are insufficient, Party B shall compensate Party A for the actual loss suffered.

10.3 Party B agrees to compensate Party A for all economic losses suffered as a result of Party’ s breach of contract. .

Article 11 Execution, Change and Dissolution

11.1 This contract takes effect from the signing date of both contracting parties and terminates when all accounts payable are paid off.

11.2 Any change of this Contract shall be made by both parties in writing through consensus. The agreement on change is one part of this contract and of equal legal validity with this Contract. Before the agreement on change takes effect, this Contract is still valid.

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

11.3 Invalidity or unenforceability of any clause of this contract will neither affect validity and enforceability of other clauses nor affect validity of the entire contract.

11.4 The change and termination of this contract will not affect the rights of each contracting party to claim for losses. The termination of this contract will not affect validity of clauses regarding dispute resolution in this contract.

Article 12 Dispute Resolution

12.1 The laws of the People’s Republic of China are applicable to conclusion, validity, explanation, performance and dispute resolution. During contract performance, all controversies and disputes caused by or with regard to this contract shall be solved by relevant parties through consultation. If consultation fails, the dispute can be submitted to the arbitration center, and solved by arbitration where Party A locates (arbitration place). The arbitration award is final, and binding upon both parties.

Article 13 Miscellaneous

13.1 Party A’s failing to or partly exerting, or delaying to exert any right under this contract should neither be deemed as waiver or change of the right or any other rights, nor affect further performance of the right or any other rights.

13.2 Without written agreements of Party A, Party B shall not transfer full or part of rights and obligations under this Contract. Where Party A transfers the creditor’s rights under this Contract to a third party, it shall notify Party B in time.

13.3 All notices made based on this contract shall be delivered to the other party in writing.

13.4 The original of this Contract shall be prepared in Chinese and made in triplicate. Party A, Party B and Party C shall hold one copy each with equal legal validity.

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

(This page is intentionally left blank for signature)

Party A: Sheng Yingxin (Beijing) Management Consulting Co., Ltd. (Official Seal)

Legal Representative (Authorized Agent): (Signature or Seal)

Signing Date: ____year____month____day

Party B: Cai Longge (Signature Seal)

Signing Date: ____year____month____day

Party C: Jiang Xi Hua Tai Industry and Trade Co., Ltd.

Legal Representative (Authorized Agent): ___________________ (Signature or Seal)

Signing Date: ____year____month____day

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

Appendix 1	Contract No. SYXJKG20160925-001

Loan Receipt (IOU)

The borrower hereby borrowed RMB four million yuan (RMB 4,000,000 yuan) from Sheng Yingxin (Beijing) Management Consulting Co., Ltd. for the period from September 27, 2016 to September 24, 2017.

The borrower (seal): Cai Longge

The legal representative (seal):

September 27, 2016

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

Appendix 2	Contract No. SYXJKG20160925-001

Loan Receipt (IOU)

The borrower hereby borrowed RMB three million yuan (RMB 3,000,000 yuan) from Sheng Yingxin (Beijing) Management Consulting Co., Ltd. for the period from October 8, 2016 to September 24, 2017.

The borrower (seal): Cai Longge

The legal representative (seal):

October 8, 2016

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

Appendix 3	Contract No. SYXJKG20160925-001

Loan Receipt (IOU)

The borrower hereby borrowed RMB four million yuan (RMB 4,000,000 yuan) from Sheng Yingxin (Beijing) Management Consulting Co., Ltd. for the period from October 14, 2016 to September 24, 2017.

The borrower (seal): Cai Longge

The legal representative (seal):

October 14, 2016

Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

Appendix 4	Contract No. SYXJKG20160925-001

Loan Receipt (IOU)

The borrower hereby borrowed RMB four million and four hundred fifty thousand yuan (RMB 4,450,000 yuan) from Sheng Yingxin (Beijing) Management Consulting Co., Ltd. for the period from December 15, 2016 to September 24, 2017.

The borrower (seal): Cai Longge

The legal representative (seal):

December 15, 2016